Exhibit 99.1

Execution Version

PPL CORPORATION

55,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

New York, New York

May 8, 2018

JPMorgan Chase Bank, National Association, London Branch

25 Bank Street, Canary Wharf

London E14 5JP, England

Barclays Bank PLC

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Acting in their Capacity as Forward Counterparties

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

As Representatives of the Several Underwriters

Ladies and Gentlemen:

1. Introductory.

PPL Corporation, a Pennsylvania corporation (the “Company”), and JPMorgan Chase Bank, National Association, London Branch (“JPMorgan Chase”) and Barclays Bank PLC (“Barclays Bank”), in their capacity as forward sellers (each a “Forward Counterparty” and collectively the “Forward Counterparties”), confirm their respective agreements with J.P. Morgan Securities LLC (“JPM”), Barclays Capital Inc. (“Barclays”) and Citigroup Global Markets Inc. (“Citigroup”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom JPM, Barclays and Citigroup are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Forward Counterparties and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth in Schedule A (the “Borrowed Initial Securities”), (ii) the grant by the Forward Counterparties to the Underwriters, in each case acting severally and not jointly, of the option described in Section 3(b) hereof to purchase all or any part of the additional shares of Common Stock set forth in Schedule A hereto to cover options to purchase additional shares, if any (the “Borrowed Option Securities”). The Borrowed Initial Securities and the Standby Initial Securities (as defined in Section 3 hereof) are herein referred to collectively as the “Initial Securities.” The Borrowed Option Securities and the Standby Option Securities (as defined in Section 3 hereof) are herein referred to collectively as the “Option Securities.” The Standby Initial Securities and the Standby Option Securities are herein referred to collectively as the “Standby Securities.” The Borrowed Initial Securities and the Borrowed Option Securities are herein referred to collectively as the “Borrowed Securities.” The Initial Securities and the Option Securities are referred to herein collectively as the “Securities.”

As used herein, the term “Forward Agreements” refers to (i) the letter agreement dated the date hereof between the Company and JPMorgan Chase and (ii) the letter agreement dated the date hereof between the Company and Barclays Bank PLC, in their capacity as forward purchasers, relating to the forward sale by the Company, subject to the Company’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in the Forward Agreements), of a number of shares of Common Stock equal to the number of Borrowed Initial Securities sold by the Forward Counterparties pursuant to this underwriting agreement (this “Agreement”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-223142), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) (“Rule 462(e)”) of the rules and regulations of the Commission (the “Securities Act Regulations”) under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement covers the registration of the Securities under the Securities Act. Promptly after the date of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the Securities Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Securities that omitted Rule 430B Information (other than a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations that has not been approved in writing by the Company and the Representatives) and includes the documents incorporated by reference therein pursuant to Item 12 of Form S-3 is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the Securities Act Regulations, is herein called the “Registration Statement.” The

Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date hereof and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

2. Representations and Warranties.

The Company represents and warrants to each Underwriter and each Forward Counterparty, as of the date hereof, the Applicable Time referred to in Section 2(b) hereof and as of the Closing Date and any Option Closing Date referred to in Section 3 hereof, and agree with each Underwriter and each Forward Counterparty as follows:

(a) (1) At the time of filing the Original Registration Statement, (2) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (3) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act Regulations (“Rule 163”) or made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) and (4) at the date hereof, the Company was and is eligible to register and issue the Securities, as a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act Regulations (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act Regulations objecting to the use of the automatic shelf registration statement form.

(b) The Original Registration Statement became effective upon filing under Rule 462(e) of the Securities Act Regulations on February 22, 2018, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Securities made prior to the filing of the Original Registration Statement by the Company, or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations), has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Regulations and at the Closing Date and any Option Closing Date, as applicable, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and the rules and regulations thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date and any Option Closing Date, as applicable, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters and the Forward Counterparties for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) issued at or prior to the Applicable Time, the Statutory Prospectus, the Issuer Free Writing Prospectus and the information on Schedule E hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time, the General Disclosure Package will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 8:18 P.M. (New York City time) on May 8, 2018 or such other time as agreed by the Company, the Forward Counterparties and the Representatives.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus, as evidenced by its being specified in Schedule D hereto.

“Permitted Free Writing Prospectus” means any free writing prospectus consented to in writing by the Company, the Representatives and the Forward Counterparties. For the avoidance of doubt, any free writing prospectus that is not consented to in writing by the Company does not constitute a Permitted Free Writing Prospectus and will not be an Issuer Free Writing Prospectus.

“Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives and the Forward Counterparties as described in Section 5(g), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein (the only such information being that set forth on Schedule B hereto);

(c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement;

(d) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the General Disclosure Package and the Prospectus;

(e) This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus;

(f) The shares of Common Stock outstanding prior to the date of this Agreement have been duly authorized and are validly issued, fully paid and non-assessable, and are not subject to any preemptive or similar rights;

(g) The Standby Securities, if any, to be issued and sold by the Company hereunder have been duly and validly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable; and the issuance of the Standby Securities is not subject to the preemptive or other similar rights of any security holder of the Company;

(h) The maximum number of shares of Common Stock to be delivered to the Forward Counterparties, whether pursuant to Physical Settlement or Net Share Settlement (each as defined in the Forward Agreements or the Additional Forward Agreements (as defined below) (if any), as applicable), as a result of an Acceleration Event (as defined in such agreement) or otherwise, have been duly and validly authorized and reserved for issuance and, when issued and delivered by the Company to the Forward Counterparties pursuant to the Forward Agreements or Additional Forward Agreements, as applicable, against payment of any consideration required to be paid by the Forward Counterparties pursuant to such agreement, will be duly authorized, validly issued and fully paid and nonassessable and the issuance thereof will not be subject to any preemptive or similar rights;

(i) No consent, approval, authorization, order, registration or qualification of or with any federal, state or local governmental agency or body or any federal, state or local court is required to be obtained by the Company in connection with its execution and delivery of this Agreement, the Forward Agreements or Additional Forward Agreements (if any) or the performance by the Company of its obligations hereunder or thereunder, except such as have been obtained and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the General Disclosure Package and the Prospectus;

(j) Neither the execution and delivery of this Agreement, the Forward Agreements or Additional Forward Agreements (if any) nor the issue and sale of the Securities pursuant hereto, nor the consummation of any of the transactions herein or therein contemplated (including any settlement under a Forward Agreement or Additional Forward Agreement), will (i) violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company, (ii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company or (iii) any material agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, except in the case of clauses (i) and (iii) above, for such violations, breaches or defaults that would not in the aggregate have a material adverse effect on the ability of the Company to perform its obligations hereunder, under any Forward Agreement or under any Additional Forward Agreement;

(k) The consolidated financial statements of the Company and its subsidiaries, together with the related notes and schedules, each set forth or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; such audited financial statements have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and no material modifications are required to be made to the unaudited interim financial statements for them to be in conformity with generally accepted accounting principles;

(l) This Agreement and the Forward Agreements have been duly and validly authorized, executed and delivered by the Company, and the Additional Forward Agreements, if any, will be duly and validly authorized, executed and delivered by the Company;

(m) Since the respective dates as of which information is given in the General Disclosure Package and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change, or event or occurrence that would result in a material adverse change, in the financial position or results of operations of the Company and its subsidiaries taken as a whole;

(n) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(o) No “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) under the Exchange Act (i) has imposed (or has informed the Company or its subsidiaries that it is considering imposing) any condition (financial or otherwise) on the Company’s or its applicable subsidiaries retaining any rating assigned to the Company or its applicable subsidiaries or any securities of the Company or its applicable subsidiaries or (ii) has indicated to the Company or its subsidiaries that it is considering any of the actions described in Section 6(e)(v) hereof;

(p) (1) Deloitte & Touche LLP, which has audited certain financial statements of the Company and its consolidated subsidiaries and issued its report with respect to the audited consolidated financial statements and schedules included and incorporated by reference in the

Prospectus, is an independent registered public accounting firm with respect to the Company during the periods covered by their reports within the meaning of the Securities Act and the Securities Act Regulations and the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”); and (2) Ernst & Young LLP, which has audited certain financial statements of the Company and its consolidated subsidiaries and issued its report with respect to the audited consolidated financial statements and schedules included and incorporated by reference in the Prospectus, is an independent registered public accounting firm with respect to the Company during the periods covered by its report within the meaning of the Securities Act and the Securities Act Regulations and the standards of the PCAOB;

(q) The Company maintains systems of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management’s authorizations and transactions are recorded as necessary to permit preparation of financial statements. The Company maintains “disclosure controls and procedures” as such term is defined in Rule 13a-15(e) under the Exchange Act;

(r) The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(s) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), the Bribery Act 2010 of the United Kingdom, as amended, and the rules and regulations thereunder (collectively, the “Bribery Act” and together with the FCPA, the “Anti-Bribery Laws”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign or domestic political party or official thereof or any candidate for foreign or domestic political office, in contravention of any Anti-Bribery Laws, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the Anti-Bribery Laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(t) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(u) None of the Company or any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions (“Sanctions”) administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or any activities or business in any country or territory, that, at the time of such financing, is the target of Sanctions; and

(v) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by Rule 101(c)(1) thereunder.

The Forward Counterparties represent and warrant to, and agree with, each Underwriter and the Company, on the date of this Agreement, at the Closing Date and as of each Option Closing Date (in the case of a sale of Securities pursuant to Section 3(b)(i) hereof) that:

(w) This Agreement has been duly authorized, executed and delivered by the Forward Counterparties and, at the relevant Closing Date or Option Closing Date, the Forward Counterparties shall have the full right, power and authority to sell, transfer and deliver the Borrowed Securities, as the case may be, to the extent that it is required to transfer such Borrowed Securities hereunder;

(x) The Forward Agreements and the Additional Forward Agreements (if any), as applicable, have been duly authorized, executed and delivered by the Forward Counterparties and constitute valid and binding agreements of the Forward Counterparties, enforceable against the Forward Counterparties in accordance with their terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and

(y) The Forward Counterparties will, at the relevant Closing Date or Option Closing Date, have the free and unqualified right to transfer any Borrowed Securities, as the case may be, to the extent that it is required to transfer such Borrowed Securities hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Securities and payment of the purchase price therefor as herein contemplated, assuming each of the Underwriters has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer any such Borrowed Securities purchased by it from the Forward Counterparties, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

Each of the Representatives, as one of the several Underwriters, represents and warrants to, and agrees with, the Company, its directors and such of its respective officers as shall have signed the Registration Statement, and to each other Underwriter, that the information set forth in Schedule B hereto furnished to the Company by or through the Representatives expressly for use in the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading.

3. Purchase and Sale of Securities.

(a) Borrowed Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Forward Counterparty agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from each Forward Counterparty, at the price per share of $26.7057, the number of Borrowed Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Borrowed Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Standby Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share of $26.7057, the number of Standby Initial Securities, if any, that bears the same proportion to the total number of Standby Initial Securities as the number of Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Securities set forth in Schedule A, plus any additional number of Standby Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Borrowed Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter shall have the right, severally and not jointly, to purchase up to the number of additional shares of Common Stock set forth in Schedule A opposite the name of such Underwriter at the price per share set forth in subsection (a) of this Section; provided, however, that the purchase price per share for any Option Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities (the “Borrowed Option Securities Purchase Price”). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering options to purchase additional shares which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Forward Counterparties setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined. Following delivery of a notice of exercise of the option to purchase additional shares by the Representatives to the Company and the Forward Counterparties, the Company may, in its sole discretion, within one business day after such notice is given, execute and deliver to the Forward Counterparties additional forward agreements, between the Company and the Forward Counterparties (“Additional Forward Agreements”), providing for the forward sale by the Company of a number of shares of Common Stock equal to the aggregate number of Option Securities being purchased pursuant to the exercise of the option to purchase additional shares. Upon the Company’s execution and delivery to the Forward Counterparties of the Additional Forward Agreements, the Forward Counterparties shall promptly execute and deliver to the Company, the Additional Forward Agreements, and, upon such execution and delivery, on the basis of the representations and warranties contained herein and subject to the conditions stated herein, each Forward Counterparty, severally and not jointly, hereby agrees to sell to the several Underwriters its pro rata share of such Option Securities at the Borrowed Option Securities Purchase Price. If the option is exercised as to all or any portion of the Option Securities, and the Company executes and delivers to the Forward Counterparties Additional Forward Agreements, each of the Underwriters, acting severally and not jointly, will purchase from the Forward Counterparties that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, plus any additional number of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(d) Standby Option Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Standby Option Securities, if any, that bears the same proportion of the total number of Standby Option Securities then being purchased as the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities set forth in Schedule A; at the price per share set forth in subsection (b) of this Section, plus any additional number of Standby Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares; provided, however, that the purchase price per share for any Standby Option Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities (the “Standby Option Securities Purchase Price”).

(e) Failure to Borrow. In the event that, in the commercially reasonable judgment of a Forward Counterparty, such Forward Counterparty is unable to borrow and deliver for sale under this Agreement its pro rata share of the Borrowed Initial Securities or the Calculation Agent (as such term is defined in the respective Forward Agreement) determines that it is either impracticable for such Forward Counterparty to do so or such Forward Counterparty would incur a stock loan cost in excess of a rate equal to 200 basis points per annum to do so, then, in each case, at the Closing Date (i) such Forward Counterparty shall only be required to deliver for sale to the Underwriters the aggregate number of shares of Common Stock that such Forward Counterparty is able to so borrow at or below such cost and (ii) the Company shall issue and sell to each Underwriter, pursuant to this Section, an aggregate number of shares of

Common Stock equal to the number of Borrowed Initial Securities that such Forward Counterparty does not so deliver and sell to the Underwriters. In connection with such issuance and sale by the Company, the Company and the Representatives shall have the right to postpone the Closing Date for a period not exceeding two business days in order to effect any required changes in any documents or arrangements. The shares of Common Stock sold by the Company to the Underwriters pursuant to this subsection (e) in lieu of Borrowed Initial Securities are referred to herein as the “Standby Initial Securities.”

(f) Failure to Borrow Option Securities. In the event that, in the commercially reasonable judgment of a Forward Counterparty, such Forward Counterparty is unable to borrow and deliver for sale under this Agreement its pro rata share of the Option Securities or the Calculation Agent (as such term is defined in the respective Additional Forward Agreement) determines that it is impracticable for such Forward Counterparty to do so or such Forward Counterparty would incur a stock loan cost of more than a rate equal to 200 basis points per annum to do so, then, in each case, at the Option Closing Date, (i) such Forward Counterparty shall only be required to deliver for sale to the Underwriters the aggregate number of shares of Common Stock that such Forward Counterparty is able to so borrow at or below such cost and (ii) the Company shall issue and sell to each Underwriter, pursuant to this Section, an aggregate number of shares of Common Stock equal to the number of Borrowed Option Securities that such Forward Counterparty does not so deliver and sell to the Underwriters. In addition, in the event that the Company elects to not execute Additional Forward Agreements following delivery by the Representatives of a notice of exercise of the option to purchase additional shares, the Company shall, at the Option Closing Date, issue and sell to each Underwriter, pursuant to this Section, that proportion of the total number of Option Securities then being purchased pursuant to the exercise of the option to purchase additional shares which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities. In connection with the issuance and sale by the Company pursuant to the first and second sentences of this subsection, the Company and the Representatives shall have the right to postpone the Option Closing Date for a period not exceeding two business days in order to effect any required changes in any documents or arrangements. The shares of Common Stock sold by the Company to the Underwriters pursuant to this subsection in lieu Borrowed Option Securities are referred to herein as the “Standby Option Securities.”

(g) Notification. If (i) pursuant to Section 3(d), the Forward Counterparties do not borrow and deliver for sale to the Underwriters at the Closing Date the total number of Initial Securities, or (ii) pursuant to Section 3(f), the Forward Counterparties do not borrow and deliver for sale to the Underwriters on the relevant Option Closing Date the total number of Option Securities, the Forward Counterparties will use their commercially reasonable efforts to notify the Company no later than 5:00 p.m., New York City time, on the first business day prior to the Closing Date or relevant Option Closing Date, as the case may be.

(h) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, at 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representatives, the Forward Counterparties and the Company, at 9:00 A.M. (Eastern time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Forward Counterparties and the Company (such time and date of payment and delivery being herein called “Closing Date”).

In the event that any or all of the Option Securities are to be purchased by the Underwriters, payment of the Borrowed Option Securities Purchase Price and the Standby Option Securities Purchase Price, as applicable, for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives, the Forward Counterparties and the Company, on each Option Closing Date as specified in the notice from the Representatives to the Company.

Payment of the Borrowed Securities shall be made by wire transfer of immediately available funds to a bank account designated by Barclays, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized Barclays, for its account, to accept delivery of, receipt for, and to make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Any or all of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

Payment of the Standby Securities, if any, shall be made by wire transfer of immediately available funds to a bank account designated by the Company, against delivery of the Standby Securities to the Representatives for the respective accounts of the Underwriters. Delivery of Standby Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(i) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Date or the relevant Option Closing Date, as the case may be. Subject to the provisions of subsection (j) below, the certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in New York City not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Date or relevant Option Closing Date, as the case may be.

(j) Delivery of Global Securities. In lieu of the delivery to the Underwriters of certificates representing the Securities at the Closing Date and on each Option Closing Date, as contemplated above, the Forward Counterparties, with the approval of the Representatives, may deliver one or more global Securities to a custodian for DTC, to be held by DTC initially for the accounts of the several Underwriters.

(k) Use of Free Writing Prospectuses. Each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representatives, it has not and will not make any offer relating to the Securities that would constitute or would use an “issuer free writing prospectus” as defined in Rule 433 or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations that would be required to be filed with the Commission.

4. Public Offering.

The several Underwriters agree that as soon as practicable, in their judgment, they will make a public offering of their respective portions of the Securities in accordance with the terms set forth in the General Disclosure Package and the Prospectus.

5. Certain Covenants of the Company.

The Company covenants and agrees with the several Underwriters and the Forward Counterparties as follows:

(a) Subject to Section 5(b), to comply with the requirements of Rule 430B and to notify the Representatives and the Forward Counterparties immediately, and confirm the notice in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication), (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement and/or any notice objecting to its use or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b));

(b) To give the Representatives and the Forward Counterparties notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, and the Company will furnish the Representatives and the Forward Counterparties with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or the Forward Counterparties shall reasonably object in writing. The Company will give the Representatives and the Forward Counterparties notice of its intention to make any such filing pursuant to the Exchange Act or the Exchange Act Regulations from the Applicable Time to the Closing Date and will furnish the Representatives and the Forward Counterparties with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representatives or the Forward Counterparties shall reasonably object in writing.

(c) To furnish to each Underwriter and each Forward Counterparty, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, as many copies of the Prospectus and any amendments and supplements thereto as such party may reasonably request.

(d) That before amending and supplementing the preliminary prospectus or the Prospectus, it will furnish to the Representatives and the Forward Counterparties a copy of each such proposed amendment or supplement and that it will not use any such proposed amendment or supplement to which the Representatives or the Forward Counterparties reasonably object in writing.

(e) To use its best efforts to qualify the Securities and to assist in the qualification of the Securities by the Underwriters or on the Underwriters’ behalf for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Representatives may designate in the United States and Canada, to continue such qualification in effect so long as required for the distribution of the Securities and to reimburse the Underwriters for any expenses (including filing fees and fees and disbursements of counsel) paid by the Underwriters or on the Underwriters’ behalf to qualify the Securities for offer and sale, to continue such qualification, to determine its eligibility for investment and to print any preliminary or supplemental “blue sky” survey or legal investment memorandum relating thereto; provided that Company shall not be required to qualify as a foreign corporation in any State, to consent to service of process in any State other than with respect to claims arising out of the offering or sale of the Securities, or to meet any other requirement in connection with this paragraph (e) deemed by the Company to be unduly burdensome;

(f) To promptly deliver to the Representatives and the Forward Counterparties a true and correct copy of the Registration Statement as originally filed and of all amendments thereto heretofore or hereafter filed, including conformed copies of all exhibits except those incorporated by reference, and such number of conformed copies of the Registration Statement (but excluding the exhibits), each related preliminary prospectus, the Prospectus, and any amendments and supplements thereto, as the Representatives and the Forward Counterparties may reasonably request;

(g) If at any time prior to the completion of the sale of the Securities by the Underwriters (as determined by the Representatives), any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Securities Act, the Company promptly (i) will notify the Representatives and the Forward Counterparties of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Prospectus to the several Underwriters and the Forward Counterparties without charge in such quantities as they may reasonably request; provided that the expense of preparing and filing any such amendment or supplement (i) that is necessary in connection with such a delivery of a prospectus more than nine months after the date of this Agreement or (ii) that relates solely to the activities of any Underwriter or Forward Counterparty shall be borne by the Underwriter or the Forward Counterparty or the dealer or dealers requiring the same; and provided further that the Representatives shall, upon inquiry by the Company, advise the Company whether or not any Underwriter or dealer which shall have been selected by the Representatives retains any unsold Securities and, for the purposes of this subsection (g), the Company shall be entitled to assume that the distribution of the Securities has been completed when they are advised by the Representatives that no Underwriter or such dealer retains any Securities. If at any time following issuance of an Issuer Free Writing Prospectus, there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement (or any other registration statement related to the Securities) or the Statutory Prospectus or any preliminary prospectus would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and the Forward Counterparties and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission;

(h) The Company will, as soon as practicable, make generally available to its security holders an earnings statement covering a period of at least twelve months beginning after the “effective date of the registration statement” within the meaning of Rule 158 under the Securities Act which will satisfy the provisions of Section 11(a) of the Securities Act;

(i) The Company will pay or bear (i) all expenses in connection with the matters herein required to be performed by the Company, including all expenses (except as provided in Section 5(g) above) in connection with the preparation and filing of the Registration Statement, the General Disclosure Package and the Prospectus, and any amendment or supplement thereto, and the furnishing of copies thereof to the

Underwriters and the Forward Counterparties, and all audits, statements or reports in connection therewith, and all expenses in connection with the issue and delivery of the Securities to the Underwriters at the place designated in Section 3 hereof, any fees and expenses relating to the eligibility and issuance of the Securities in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Securities, all federal and state taxes (if any) payable (not including any transfer taxes) upon the original issue of the Securities; (ii) all expenses in connection with the printing, reproduction and delivery of this Agreement and the printing, reproduction and delivery of any preliminary prospectus and each Prospectus, and (except as provided in Section 5(g) above) any amendment or supplement thereto, to the Underwriters and the Forward Counterparties; (iii) the Company’s costs and expenses relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the Company’s portion of the costs of any aircraft chartered in connection with a road show, if any; and (iv) all fees and expenses in connection with listing the Securities on the New York Stock Exchange;

(j) The Company hereby agrees that, without the prior written consent of the Representatives, on behalf of the Underwriters, and the Forward Counterparties, it will not, during the period ending 90 days after the date of the final prospectus supplement included in the Prospectus (the “Lock-Up Period”), directly or indirectly, (i) register, offer, issue, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of Common Stock (the “Lock-Up Securities”) or any securities convertible into or exercisable or exchangeable for Lock-Up Securities, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, (iii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (iv) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Lock-Up Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder and Common Stock issued pursuant to the Forward Agreement and Additional Forward Agreements (if any), (B) the issuance by the Company of shares of Common Stock pursuant to, or the grant of options under the Company’s existing stock option, employee benefit or dividend reinvestment plans (as described in the General Disclosure Package and the Prospectus), or the filing of a registration statement with the Commission relating to the offering of any shares of common stock issued or reserved for issuance under such plans, or (C) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, for the repurchase of shares of Common Stock, provided that such plan does not provide for the repurchase of Common Stock during the Lock-Up Period; and

(k) The Company represents and agrees that, unless it obtains the prior consent of the Representatives and the Forward Counterparties (such consent not to be unreasonably withheld), it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act Regulations, required to be filed with the Commission. The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping in accordance with the Securities Act Regulations.

6. Conditions of Underwriters’ and Forward Counterparties’ Obligations.

The obligations of the several Underwriters hereunder and the obligations of the Forward Counterparties hereunder, as applicable, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the date of this Agreement and the Closing Date or any Option Closing Date, as applicable, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Representatives shall have received, on the date hereof, the Closing Date and any Option Closing Date, as applicable, a letter dated the date hereof, the Closing Date or any Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from Ernst & Young LLP, independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the Company and its consolidated subsidiaries. The procedures described in such letters were prescribed by the Underwriters and are sufficient to satisfy the condition in this Section 6(a).

(b) The Representatives shall have received, on each of the date hereof, the Closing Date and any Option Closing Date, as applicable, a letter dated the date hereof, the Closing Date or any Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from Deloitte & Touche LLP, independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters”, with respect to the Company and its consolidated subsidiaries. The procedures described in such letters were prescribed by the Underwriters and are sufficient to satisfy the condition in this Section 6(b).

(c) The Registration Statement shall have become effective and on the Closing Date and any Option Closing Date, as applicable, no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B). The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(d) Subsequent to the execution of this Agreement, there shall not have occurred (i) any material adverse change not contemplated by the Prospectus (as it exists on the date hereof), or any development that could reasonably be expected to result in a material adverse change, in or affecting particularly, the business or properties of the Company which, in the judgment of the Representatives or the Forward Counterparties, makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Securities; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) a general banking moratorium declared by federal or New York authorities or a material disruption in securities settlement, payment or clearance services in the United States; (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the Representatives’ or the Forward Counterparties’ reasonable judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Securities; or (v) any decrease in the ratings of the debt securities of the Company or PPL Capital Funding, Inc. by Standard & Poor’s Financial Services LLC business or Moody’s Investors Service, Inc. or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the debt securities of the Company or PPL Capital Funding, Inc.

(e) The Representatives and the Forward Counterparties shall have received from Frederick C. Paine, Esq., Senior Counsel, or such other counsel for the Company as may be acceptable to the Representatives and the Forward Counterparties, an opinion in form and substance satisfactory to the Representatives and the Forward Counterparties, dated the Closing Date and any Option Closing Date, as applicable, and addressed to the Representatives, as Representatives of the Underwriters, and the Forward Counterparties, to the effect that:

(i) The Company is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus;

(ii) The descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and (1) such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement, any Statutory Prospectus or the Prospectus which are not described, or of any contracts or documents of a character required to be described in the Registration Statement, any Statutory Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required and (2) nothing has come to the attention of such counsel that would lead such counsel to believe either that the Registration Statement, as of its applicable effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the General Disclosure Package, as of the Applicable Time, or the Prospectus, as supplemented, as of the date of this Agreement, and as it shall have been amended or supplemented, as of the Closing Date or any Option Closing Date, as applicable, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and schedules and other financial data contained in, the Registration Statement, the General Disclosure Package or the Prospectus;

(iii) This Agreement has been authorized, executed and delivered by the Company;

(iv) Each Forward Agreement or Additional Forward Agreement, as applicable, has been duly authorized, executed and delivered by the Company and, assuming each such Forward Agreement or Additional Forward Agreement, as applicable, is the valid and legally binding obligation of the applicable Forward Counterparty, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms;

(v) No consent, approval, authorization or other order of any public board or body of the United States or the Commonwealth of Pennsylvania (except for the registration of the Securities under the Securities Act and other than in connection or compliance with the applicable provisions of the securities or “blue sky” laws of any jurisdiction, as to which such counsel need express no opinion) is legally required for the sale of the Securities by the Forward Counterparties to the Underwriters pursuant to this Agreement or for the compliance by the Company with all of the provisions of this Agreement, the Forward Agreements and the Additional Forward Agreements, including the authorization of the issuance and sale of the shares of Common Stock to be issued and sold to the Forward Counterparties upon physical settlement or net share settlement of the Forward Agreements or the Additional Forward Agreements, as applicable, by the Company;

(vi) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Forward Agreements or the Additional Forward Agreements, as applicable, will not contravene (i) the Amended and Restated Articles of Incorporation or Bylaws of the Company, (ii) to the best of such counsel’s knowledge, any indenture, bank loan or credit agreement or other evidence of indebtedness binding upon the Company or any agreement or other instrument binding upon the Company that, in the case of any such agreement specified in this clause (ii) is material to the Company, or (iii) to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company;

(vii) There are no preemptive or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock pursuant to the Company’s Amended and Restated Articles of Incorporation or Bylaws;

(viii) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement, the General Disclosure Package or the Prospectus;

(ix) All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights;

(x) The Standby Securities, if any, to be issued and sold by the Company to the Underwriters pursuant to this Agreement have been duly authorized and reserved for issuance and conform to the description thereof contained in the Registration Statement, the General Disclosure Package or the Prospectus, and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights; and

(xi) The shares of Common Stock to be issued and sold to the Forward Counterparties upon physical settlement or net share settlement of the Forward Agreements or the Additional Forward Agreements, as applicable, by the Company, if any, have been duly authorized and reserved for issuance and conform to the description thereof contained in the Registration Statement, the General Disclosure Package or the Prospectus, and, when issued and delivered in accordance with the terms of the Forward Agreements or the Additional Forward Agreements, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights.

In rendering such opinion, such counsel may rely as to matters governed by New York law upon the opinion of Simpson Thacher & Bartlett LLP referred to in Section 6(g) of this Agreement.

(f) The Representatives and the Forward Counterparties shall have received from Simpson Thacher & Bartlett LLP, counsel to the Company, an opinion in form and substance satisfactory to the Representatives and the Forward Counterparties, dated the Closing Date and any Option Closing Date, as applicable, and addressed to the Representatives, as Representatives of the Underwriters, and the Forward Counterparties, substantially to the effect that:

(i) The shares of Common Stock to be issued and sold by the Company to the Forward Counterparties pursuant to the Forward Agreements or the Additional Forward Agreements, as applicable, if any, have been duly authorized and reserved for issuance by the Company and, upon physical settlement or net share settlement in accordance with the applicable Forward Agreement or the applicable Additional Forward Agreement, will be validly issued, fully paid and non-assessable;

(ii) The Standby Securities, if any, to be issued and sold by the Company to the Underwriters pursuant to this Agreement have been duly authorized and reserved for issuance by the Company and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable;

(iii) There are no preemptive rights under federal or New York State law to subscribe for or purchase shares of the Common Stock. There are no preemptive or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock pursuant to the Company’s Amended and Restated Articles of Incorporation or Bylaws;

(iv) The Registration Statement has become effective under the Securities Act and the Prospectus was filed within two business days of the date of this Agreement pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

(v) This Agreement has been duly authorized, executed and delivered by the Company

(vi) Each Forward Agreement or Additional Forward Agreement, as applicable, has been duly authorized, executed and delivered by the Company and, assuming each such Forward Agreement or Additional Forward Agreement, as applicable, is the valid and legally binding obligation of the applicable Forward Counterparty, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(vii) The execution, delivery and performance by the Company of this Agreement and the Forward Agreements or the Additional Forward Agreements, as applicable, will not violate any federal or New York State statute or any rule or regulation that has been issued pursuant to any federal or New York State statute or any order known to us issued pursuant to any federal or New York State statute by any federal or New York State court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except that it is understood that no opinion is given in this paragraph with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law;

(viii) The statements set forth in the Prospectus under the caption “United States Federal Income and Estate Tax Consequences to Non-U.S. Holders,” insofar as they purport to constitute summaries of certain provisions of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of such matters in all material respects;

(ix) No consent, approval, authorization order, registration or other qualification of or with any federal, New York State governmental agency or body or, to our knowledge, any federal or New York State court is required for the sale of the Securities by the Forward Counterparties or the Company to the Underwriters pursuant to this Agreement, or for the compliance by the Company with the applicable provisions of this Agreement, the Forward Agreements and the Additional Forward Agreements, except that it is understood that no opinion is given in this paragraph with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law; and

(x) The Company is not an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

In rendering such opinion, Simpson Thacher & Bartlett LLP may rely as to matters governed by Pennsylvania law upon the opinion of Frederick C. Paine, Esq. or such other counsel referred to in subsection (f).

(g) The Representatives shall have received from Simpson Thacher & Bartlett LLP, counsel to the Company, a letter in form and substance satisfactory to the Representatives, dated the Closing Date and any Option Closing Date, as applicable, and addressed to the Representatives, as Representatives of the Underwriters, to the effect that:

(i) Such counsel advises the Representatives that each of the Registration Statement, as of the date it first became effective under the Securities Act, and the Prospectus, as of its date, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no view with respect to the financial statements or other financial or accounting data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement the Prospectus or the Exchange Act Documents (as defined therein); and

(ii) Nothing has come to such counsel’s attention that causes such counsel to believe that (a) the Registration Statement (including the Exchange Act Documents incorporated or deemed incorporated by reference therein and the Prospectus deemed to be a part thereof), as of the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (b) the General Disclosure Package (as defined therein) (including the Exchange Act documents incorporated or deemed incorporated by reference therein), as of the time of the pricing of the offering of the Securities, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the Prospectus (including the Exchange Act documents incorporated or deemed incorporated by reference therein), as of the date of the pricing of the offering of the Securities and as of the date of such letter, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief in any of clauses (a), (b) or (c) above with respect to the financial statements or other financial or accounting data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, General Disclosure Package or the Exchange Act documents.

(h) The Representatives shall have received from Sullivan & Cromwell LLP, counsel for the Underwriters, such opinion or opinions in form and substance satisfactory to the Representatives, dated the Closing Date and any Option Closing Date, as applicable, with respect to matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, Sullivan & Cromwell LLP may rely as to matters governed by Pennsylvania law upon the opinion of Frederick C. Paine, Esq. or such other counsel referred to above.

(i) The Representatives and the Forward Counterparties shall have received a certificate, dated the Closing Date and any Option Closing Date, as applicable, of the Controller and the Treasurer or Assistant Treasurer of the Company, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company, as the case may be, in this Agreement are true and correct in all material respects as of the Closing Date or any Option Closing Date, as applicable, (ii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or any Option Closing Date, as applicable, (iii) no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued, and no proceedings for that purpose have been instituted or are pending by the Commission, and (iv) subsequent to the date of the latest financial statements in the Prospectus, there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the financial position or results of operations of the Company and its subsidiaries taken as a whole except as set forth or contemplated in the Prospectus or as described in such certificate.

(j) The Standby Securities, if any, to be issued and sold by the Company hereunder at the Time of Delivery, and the shares of Common Stock reserved for issuance upon Physical Settlement, acceleration or otherwise under the Forward Agreements and the Additional Forward Agreements (if any) shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

(k) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Representatives and each of the directors and executive officers of the Company listed on Schedule C hereto, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date and any Option Closing Date, as applicable.

The Company will furnish the Representatives and the Forward Counterparties as promptly as practicable after the Closing Date with such conformed copies of such opinions, certificates, letters and documents as the Representatives or the Forward Counterparties may reasonably request.

In case any such condition shall not have been satisfied, this Agreement may be terminated by the Representatives upon notice in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication) to the Company without liability or obligation on the part of the Company, any Forward Counterparty or any Underwriter, except as provided in Sections 5(e), 5(i), 8, 10 and 12 hereof.

7. Conditions of the Obligations of the Company.

The obligations of the Company hereunder on the Closing Date are subject to the condition that at the Closing Date no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall be in effect or proceeding therefor shall have been instituted or, to the knowledge of the Company, shall be contemplated.

If such condition shall not have been satisfied, then the Company shall be entitled, by notice in writing to the Representatives and the Forward Counterparties, to terminate this Agreement without any liability on the part of the Company, any Forward Counterparty or any Underwriter, except as provided in Sections 5(e), 5(j), 8, 10 and 12 hereof.

8. Indemnification and Contribution.

(a) The Company agrees that it will indemnify and hold harmless each Underwriter and each Forward Counterparty and the officers, directors, partners, members, employees, agents and affiliates of each Underwriter and each Forward Counterparty and each person, if any, who controls any Underwriter or any Forward Counterparty within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each “an indemnified party”), against any loss, expense, claim, damage or liability to which, jointly or severally, such Underwriter, such Forward Counterparty or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading and, except as hereinafter in this Section provided, the Company agrees to reimburse each indemnified party for any reasonable legal or other expenses as incurred by such indemnified party in connection with investigating or defending any such loss, expense, claim, damage or liability; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon, and in conformity with, written information furnished to the Company by the Representatives on behalf of any Underwriter expressly for use in any such document (provided that the only such information is that set forth on Schedule B hereto).

(b) Each Underwriter, severally and not jointly, agrees that it will indemnify and hold harmless the Company and the Forward Counterparties and their respective officers and directors, and each of them, and each person, if any, who controls the Company or the Forward Counterparties within the meaning of Section 15 of the Securities Act, against any loss, expense, claim, damage or liability to which it or they may become subject, under the Securities Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based on any untrue statement or alleged untrue statement of any material fact contained in the Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such documents in reliance upon, and in conformity with, written information furnished to the Company by or through the Representatives on behalf of such Underwriter expressly for use in any such document (provided that the only such information is that set forth on Schedule B hereto); and, except as hereinafter in this Section provided, each Underwriter, severally and not jointly, agrees to reimburse the Company and the Forward Counterparties and their respective officers and directors, and each of them, and each person, if any, who controls the Company or the Forward Counterparties within the meaning of Section 15 of the Securities Act, for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending any such loss, expense, claim, damage or liability.

(c) Upon receipt of notice of the commencement of any action against an indemnified party, the indemnified party shall, with reasonable promptness, if a claim in respect thereof is to be made against an indemnifying party under its agreement contained in this Section 8, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to the indemnified party, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and in no event shall any such failure to notify relieve it of any liability it may have to the indemnified party, otherwise than under subsection (a) or (b) of this Section 8. In the case of any such notice to an indemnifying party, the indemnifying party shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense, of any such action, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party and to any other indemnifying party that is a defendant in the suit. In the event that any indemnifying party elects to assume the defense of any such action and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall be liable in the event of any settlement of any such action effected without its consent.

(d) If any Underwriter, any Forward Counterparty or person entitled to indemnification by the terms of subsection (a) of this Section 8 shall have given notice to the Company of a claim in respect thereof pursuant to subsection (c) of this Section 8, and if such claim for indemnification is thereafter held by a court to be unavailable for any reason other than by reason of the terms of this Section 8 or if such claim is unavailable under controlling precedent, such Underwriter, Forward Counterparty or person shall be entitled to contribution from the Company for liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which such Underwriter, Forward Counterparty or person is entitled, there shall be considered the relative benefits received by such Underwriter, Forward Counterparty or person and the Company from the offering of the Securities that were the subject of the claim for indemnification (taking into account the portion of the proceeds of the offering realized by each, assuming full Physical Settlement (as defined in the Forward Agreements and the Additional Forward Agreements, if any) of the Forward Agreements and the Additional Forward Agreements, if any), the Underwriter’s, Forward Counterparty’s or person’s relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, the Forward Counterparties and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose).

(e) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party and all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or the failure to act by or on behalf of any indemnified party.

9. Default of Underwriters.

If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on either the Closing Date or any Option Closing Date and the aggregate number of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Securities offered that the Underwriters are obligated to purchase on the Closing Date or any Option Closing Date, as applicable, the non-defaulting Underwriters may make arrangements satisfactory to the Company and the Forward Counterparties for the purchase of such Securities by other persons, including any of the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date or any Option Closing Date, as applicable, the other Underwriters shall be obligated, severally in the proportion which their respective commitments hereunder bear to the total commitment of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. In the event that any Underwriter or Underwriters default in their obligations to purchase Securities hereunder, the Company and the Forward Counterparties may by prompt written notice to non-defaulting Underwriters postpone the Closing Date or the relevant Option Closing Date for a period of not more than seven full business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents, and the Company and the Forward Counterparties will promptly file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary. If, on the Closing Date or the relevant Option Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Securities and the aggregate principal amount of such Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives, the Forward Counterparties and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 5(e), 8, 10 and 12 shall at all times be effective and shall survive such termination. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve an Underwriter from liability for its default.

10. Survival of Certain Representations and Obligations.

The respective indemnities, agreements, representations and warranties of the Company and the Forward Counterparties and of or on behalf of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, or any Forward Counterparty or the Company or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5, and the respective obligations of the Company, the Forward Counterparties and the Underwriters pursuant to Section 8 hereof shall remain in effect.

If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (ii) (other than for any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market), (iii), (iv) or (v) of Section 6(e), the Company will reimburse the Forward Counterparties and the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

11. Notices.

The Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of each of the Underwriters if the same shall have been made or given by the Representatives jointly. All statements, requests, notices, consents and agreements hereunder shall be in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication) and, if to the Company, shall be sufficient in all respects if delivered or mailed to the Company at Two North Ninth Street, Allentown, Pennsylvania 18101 (facsimile: 610-774-5235), Attn: Treasurer; if to a Forward Counterparty or Representative, shall be sufficient in all respects if delivered or mailed to:

J.P. Morgan Securities LLC

383 Madison Avenue, 10th Floor

New York, New York 10179

Attn: Special Equities Group, Adam Rosenbluth (email

adam.s.rosenbluth@jpmorgan.com);

JPMorgan Chase Bank, National Association, London Branch

25 Bank Street

Canary Wharf

London E14 5JP

England

Attention: EDG Marketing Support (email: edg_notices@jpmorgan.com;

edg_ny_corporate_sales_support@jpmorgan.com)

Facsimile: 1 (866) 886-4506

With a copy to:

J.P. Morgan Securities LLC

Adam Rosenbluth (email adam.s.rosenbluth@jpmorgan.com)

Facsimile: (646) 441-4870

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Syndicate Registration

Facsimile: (646) 834-8133

Barclays Bank PLC

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Paul Robinson

Telephone: (212) 526-0111

Facsimile: (917) 522-0458

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Facsimile: (646) 291-1469

provided, however, that any notice to an Underwriter or a Forward Counterparty pursuant to Section 8 hereof will also be delivered or mailed to such Underwriter or such Forward Counterparty at the address, if any, of such Underwriter or such Forward Counterparty furnished to the Company in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication) for the purpose of communications hereunder.

12. USA Patriot Act Compliance.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

13. No Advisory or Fiduciary Relationship.

The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters and the Forward Counterparties, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each of the Underwriters and the Forward Counterparties is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or their respective stockholders, creditors, employees or any other party, (c) none of the Underwriters nor the Forward Counterparties has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter or such Forward Counterparty has advised or is currently advising the Company on other matters) and none of the

Underwriters nor the Forward Counterparties has any obligation to Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters, the Forward Counterparties and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, (e) the Underwriters and the Forward Counterparties have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and (f) the Company waives, to the fullest extent permitted by law, any claims it may have against the Underwriters and the Forward Counterparties for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Underwriters and the Forward Counterparties shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, creditors or employees.

14. Parties in Interest.

This Agreement shall inure solely to the benefit of the Company, the Underwriters and the Forward Counterparties and, to the extent provided in Section 8 hereof, to any indemnified party, and their respective successors. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term “successor” shall not include any assignee of an Underwriter or a Forward Counterparty (other than one who shall acquire all or substantially all of such Underwriter’s or such Forward Counterparty’s business and properties respectively), nor shall it include any purchaser of Notes from any Underwriter or any Forward Counterparty merely because of such purchase.

15. Representation of Underwriters.

Any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

16. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

17. Effectiveness.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

18. Applicable Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

19. Waiver of Jury Trial.

The Company, each of the Underwriters and each of the Forward Counterparties hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Headings.

The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

21. Recognition of Bail-In.

Notwithstanding and to the exclusion of any other term of this Agreement or other agreements, arrangements or understanding between any BRRD Party and the Company, the Company acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts and agrees to be bound by:

(a) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of any BRRD Party to the Company under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(i) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(ii) the conversion of all, or a portion, of the BRRD Liability into share, or other securities or other obligations of any BRRD Party or another person, and the issue to or conferral on the Company of such shares, securities or obligations;

(iii) the cancellation of the BRRD Liability;

(iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(b) the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

As used in this section:

“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

“Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

“BRRD Party” means an institution or entity referred to in point (b), (c) or (d) of Article 1(1) BRRD.

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://lma.eu.com/pages.aspx?p=499.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to a BRRD Party.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Forward Counterparties and the several Underwriters in accordance with its terms.

Yours very truly,

PPL CORPORATION

By:	/s/ Tadd J. Henninger
Name:	Tadd J. Henninger
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH
acting in its capacity as Forward Counterparty

By:	/s/ Alaoui Zenere
Name:	Alaoui Zenere
Title:	Vice President

BARCLAYS BANK PLC
acting in its capacity as Forward Counterparty

By:	/s/ Robert Stowe
Name:	Robert Stowe
Title:	Managing Director

The foregoing Underwriting Agreement is hereby

confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC
as Representative of the Several Underwriters

By:	/s/ Alaoui Zenere
Name:	Alaoui Zenere
Title:	Vice President

BARCLAYS CAPITAL INC.
as Representative of the Several Underwriters

By:	/s/ Robert Stowe
Name:	Robert Stowe
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.
as Representative of the Several Underwriters

By:	/s/ Ashwani Khubani
Name:	Ashwani Khubani
Title:	Director / Vice President

SCHEDULE A

Name of Underwriter	Number of Initial Securities	Maximum Number of Option Securities to be Purchased
J.P. Morgan Securities LLC	13,475,000	2,021,250
Barclays Capital Inc.	13,475,000	2,021,250
Citigroup Global Markets Inc.	10,450,000	1,567,500
Merrill Lynch, Pierce Fenner & Smith Incorporated	1,807,143	271,072
Credit Suisse Securities (USA) LLC	1,807,143	271,072
Goldman Sachs & Co. LLC	1,807,143	271,072
Mizuho Securities USA LLC	1,807,143	271,071
Morgan Stanley & Co. LLC	1,807,143	271,071
RBC Capital Markets, LLC	1,807,143	271,071
Wells Fargo Securities, LLC	1,807,142	271,071
BNP Paribas Securities Corp.	550,000	82,500
BNY Mellon Capital Markets, LLC	550,000	82,500
BTIG, LLC	550,000	82,500
CIBC World Markets Corp.	550,000	82,500
MUFG Securities Americas Inc.	550,000	82,500
PNC Capital Markets LLC	550,000	82,500
Scotia Capital (USA) Inc.	550,000	82,500
SunTrust Robinson Humphrey, Inc.	550,000	82,500
UBS Securities LLC	550,000	82,500

Total	55,000,000	8,250,000

SCHEDULE B

Information Represented and Warranted by the Underwriters

Pursuant to Section 2 of Underwriting Agreement

(1)	The information related to stabilizing transactions, option to purchase additional share transactions, syndicate covering transactions and penalty bids contained in the twenty-third and twenty-fourth paragraphs under the caption “Underwriting (Conflicts of Interest).”

SCHEDULE C

Directors and Executive Officers of the Company delivering

lock-up agreements pursuant to Section 6(k)

William H. Spence

Joanne H. Raphael

Vincent Sorgi

Tadd J. Henninger

Gregory N. Dudkin

Rodney C. Adkins

John W. Conway

Steven G. Elliott

Venkata Rajamannar Madabhushi

Craig A. Rogerson

Natica von Althann

Keith H. Williamson

Phoebe A. Wood

Armando Zagalo de Lima

Paul W. Thompson

Robert A. Symons

Stephen K. Breininger

SCHEDULE D

1. Issuer General Use Free Writing Prospectuses

None

2. Other information included in the General Disclosure Package

None

SCHEDULE E

As to each investor, the price paid by such investor.

Exhibit A

[FORM OF LOCK-UP LETTER]

____________, 2018

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

As Representatives of the Several Underwriters

Dear Sirs and Mesdames:

The undersigned understands that J.P. Morgan Securities LLC (“JPM”), Barclays Capital Inc. (“Barclays”) and Citigroup Global Markets Inc. (“Citigroup” and together with JPM, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with PPL Corporation, a Pennsylvania corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of shares of Common Stock, par value $.01 per share of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or make any public announcement of an intention thereof or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or make any public announcement of an intention thereof. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Signature)

(Print Name)

(Address)